                                                                   EXHIBIT 10.26

                                                   June 20, 2002


Mr. David Ferm

Dear David:

          This letter, when executed by you, will serve as a second amendment to your employment agreement dated February 25, 2000 (the "Agreement").

          The Agreement shall be amended as follows:

     1. Section 1a of the Agreement shall be amended such that Employee's title shall be Executive Vice President of the Company and President of Magazine and Media Group.

     2. Section 2 of the Agreement shall be amended such that the Expiration Date shall now be December 31, 2003.

     3. Section 3a shall be revised back to its original language such that Employee's annual base salary shall be $700,000. The additional language in the first amendment referencing a special incentive program shall be deleted and Employee shall no longer be eligible for such program.

     4. Employee shall receive additional stock options as set forth on the attachment hereto.


                                           PRIMEDIA Inc.

                                           By:  /s/ Michaelanne C. Discepolo
                                                --------------------------------

                                           Name:   Michaelanne C. Discepolo
                                           Title:  Executive VP, Human Resources


AGREED TO AND ACCEPTED:

/s/ David Ferm
---------------------
David Ferm

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                  ATTACHMENT TO JUNE 20, 2002 SECOND AMENDMENT
                    TO FEBRUARY 28, 2000 EMPLOYMENT AGREEMENT

Number of Options Granted:      100,000
Grant Date:                     July 1, 2002
Expiration Date:                Tenth Anniversary
                                 of Grant Date

Exercise Price:                 30,000 at $4         Tranche I
                                30,000 at $5         Tranche II
                                30,000 at $6         Tranche III
                                10,000 at $6         Tranche IV

Regular Vesting:                Tranche I            In annual installments of
                                                     25% on each of first four
                                                     anniversary dates of Grant
                                                     Date.

                                Tranche II-IV        Eighth Anniversary of Grant
                                                     Date.

Accelerated Vesting:            Tranche II           December 31, 2003 if 2003
                                                     calendar year EBIDTA is
                                                     GREATER THAN OR EQUAL TO
                                                     $300 mm.

                                Tranche III          December 31, 2003 if 2003
                                                     calendar year EBIDTA is
                                                     GREATER THAN OR EQUAL TO
                                                     $340 mm.
                                                     December 31, 2004 if 2004
                                                     calendar year EBIDTA is
                                                     GREATER THAN OR EQUAL TO
                                                     $340 mm.

                                Tranche IV           December 31, 2003 if 2003
                                                     calendar year EBIDTA is
                                                     GREATER THAN OR EQUAL TO
                                                     $380 mm.
                                                     December 31, 2004 if 2004
                                                     calendar year EBIDTA is
                                                     GREATER THAN OR EQUAL TO
                                                     $380 mm.
                                                     December 31, 2005 if 2005
                                                     calendar year EBIDTA is
                                                     GREATER THAN OR EQUAL TO
                                                     $380 mm

Termination Date:               For unvested options, Date of Termination, and
                                for vested options, 90 days after the Date of
                                Termination.

Mr. David Ferm

Dear David:

          This letter, when executed by you, will serve as an amendment to your employment agreement dated February 25, 2000 (the "Agreement").

          The Agreement shall be amended as follows:

     1. Section 2 of the Agreement shall be amended such that the words "the second anniversary of the Start Date" shall be deleted and replaced with the following: "March 31, 2003".

     2. Section 3a shall be amended such that Employee's annual base salary shall be changed from $700,000 to $670,000. In addition, the following language shall be added to the end of Section 3a: "In addition, Employee shall be eligible to participate in a special incentive program as outlined in the memorandum attached hereto."

     3.   Section 3b shall be amended be adding the following to the end of
Section 3b: "For purposes of calculating the annual incentive awards under this section, your annual base salary shall be deemed to be $700,000."

     4. For purposes of Section 7(a) and (c) of the Agreement, the maximum amount payable to you under the special incentive program shall be treated as your "target bonus" is treated under Section 7(a) or as your "earned pro rata bonus under Section 3(b)" is treated under Section 7(b)."


                                       PRIMEDIA Inc.


                                       By: /s/ Michaelanne C. Discepolo 4/3/02
                                           -------------------------------------
                                       Michaelanne C. Discepolo
                                       Executive Vice President, Human Resources
                                       PRIMEDIA, Inc.


AGREED TO AND ACCEPTED:


/s/ David Ferm        4/30/02
------------------------------
David Ferm             Date